UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 22, 2021

Alpine 4 Holdings, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ

85016

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

On November 23, 2021, Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified on the signature page thereto (the “Purchasers”), pursuant to which the Company will sell to the Purchasers in a registered direct offering, an aggregate of 8,571,430 Shares of Class A Common Stock (the “Common Stock”) and Warrants the (“Warrants”) to purchase up to 4,285,715 Shares of Class A Common Stock (the “Warrant Shares”) underlying the Warrants, for aggregate gross proceeds to the Company of $24,000,000, before deducting fees to the placement agent and other estimated offering expenses payable by the Company. At the closing, the Company will issue an aggregate of 8,571,430 Shares and Warrants to purchase an aggregate of 4,285,715 Warrants Shares.

Pursuant to the terms of the Purchase Agreement and subject to certain exceptions, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents or file any registration statement or any amendment or supplement, other than the prospectus supplement, registration statement or amendment to the registration statement relating to the securities contemplated in the Purchase Agreement until 90 days after the closing date and may not enter into a variable rate transaction (as defined in the Purchase Agreement) for one year from the Closing Date however after 90 days from the Closing Date the Company pay enter into an at the market transaction.

A.G.P./Alliance Global Partners is serving as the placement agent in connection with the offering under the Purchase Agreement pursuant to the terms of a placement agent agreement, dated November 22, 2021, between the Company and A.G.P (the “Placement Agent Agreement”) and A.G.P will receive a cash fee of 7% of the aggregate gross proceeds raised from the sale of the Shares and a warrant to purchase our Common Stock in an amount equal to 5% of the Shares from the offering (the “Placement Agent Warrant”). The Placement Agent Warrant has an exercise price of $3.08 per share, are not exercisable until May 23, 2022 and terminate five years from the closing and contain certain transfer restrictions pursuant to FINRA Rule 5110.

The Company also reimbursed the Placement Agent for up to $100,000 of its legal and other expenses and a non-accountable expense allowance equal to $50,000.

The Shares, the Warrants, the Warrant Shares, and the Placement Agent Warrant are being offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3 previously filed with the U.S. Securities and Exchange Commission and declared effective on February 10, 2021 (File No. 333-252539) (the “Registration Statement”).

The Company has agreed to indemnify each of the Purchasers against certain losses resulting from its breach of any representations, warranties or covenants under agreements with the Purchasers, as well as under certain other circumstances described in the Purchase Agreement.

The representations, warranties and covenants contained in the Purchase Agreement and Placement Agent Warrant were made solely for the benefit of the parties to the Purchase Agreement and Placement Agent Warrant. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and Placement Agent Warrant and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the form of Purchase Agreement and form of Placement Agent Warrant are filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement and Placement Agent Warrant, which subsequent information may or may not be fully reflected in public disclosures.

The form of Purchase Agreement, form of Placement Agent Agreement, form of Warrant, and the form of Placement Agent Warrant are filed as Exhibits 10.1, 10.2, 4.1, and 4.2, respectively, to this Current Report on Form 8-K.  The foregoing summary of the terms of the Purchase Agreement, Placement Agent Agreement, Warrant, and Placement

Agent Warrant is subject to, and qualified in its entirety by the form of Purchase Agreement, form of Placement Agent Agreement, form of Warrant, and form of Placement Agent Warrant, which are incorporated herein by reference.

Item 8.01 Other Events

On November 23, 2021, the Company issued a press release announcing the offering described in Item 1.01 above, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Exhibit 99.1 to this Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

4.1 Form of Placement Agent Warrant

4.2Form of Investor Warrant

5.1 Opinion of Kirton McConkie, P.C.

10.1 Form of Securities Purchase Agreement

10.2Form of Placement Agent Agreement

23.1 Consent of Kirton McConkie, P.C. (included in Exhibit 5.1)

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson

Kent B. Wilson

Chief Executive Officer, President

(Principal Executive Officer)

Date: November 24, 2021